Exhibit 99.1

For Immediate Release: February 4, 2016

Occidental Petroleum Announces 4th Quarter 2015 Results

•                 2015 year-end cash balance of $4.4 billion

•                 2016 capital program not to exceed $3.0 billion with production growth of 2 to 4 percent from ongoing operations

HOUSTON – February 4, 2016 – Occidental Petroleum Corporation (NYSE: OXY) announced operating cash flow before working capital for the fourth quarter of 2015 was $944 million, with total cash on the balance sheet at December 31, 2015 of $4.4 billion. Core results for the fourth quarter of 2015 were a loss of $129 million or $0.17 per diluted share. Reported results were a loss of $6.78 per diluted share for the quarter, including $5.4 billion of after-tax charges, mostly due to impairments.

In announcing the results, Chief Executive Officer Stephen I. Chazen said, “In 2015, we continued exiting our non-core assets in order to streamline the business. Our 2015 capital spending was down by 36 percent compared to a year ago, and total company production still grew by 14 percent with Permian Resources growing 47 percent.

“We continue to focus on capital and operating efficiencies. Our Permian drilling and completion costs declined by 33 percent. Total company operating costs declined by nearly $2.00 per barrel to $11.57 and fell further in the fourth quarter. We reduced SG&A by over $225 million or 16 percent during 2015.

“We ended the year with $4.4 billion in cash and expect to receive about $900 million more from the Ecuador settlement and $300 million in proceeds from asset sales in the coming months. While the 2016 price environment remains challenging, we will commit capital to only our highest return projects. The company’s cash flow priorities remain the same, with the most important being the safety and maintenance of our operations and funding dividends. Our 2016 capital program is expected to be no more than $3.0 billion with production growth of 2 to 4 percent from ongoing operations.”

QUARTERLY RESULTS

Oil and Gas

Total oil and gas after-tax results reflected a loss of $189 million for the fourth quarter of 2015, compared to income of $17 million for the third quarter of 2015 and $317 million for the fourth quarter of 2014. The decrease in oil and gas results on a sequential and year-over-year basis was due to the continued decline in commodity prices in the fourth quarter of 2015, partially offset by higher volumes and lower operating expenses.

The average WTI and Brent marker prices were $42.18 per barrel and $44.71 per barrel, respectively, for the fourth quarter of 2015, a decrease of about 10 percent on a sequential quarterly basis and over 40 percent on a year-over-year basis. Our average worldwide realized crude oil prices were $38.68 per barrel for the fourth quarter of 2015, a decrease of 19 percent compared with the third quarter of 2015 and 46 percent compared with the fourth quarter of 2014. Our average worldwide NGL prices were $14.02 per barrel in the fourth quarter of 2015, a decline of 4 percent from the preceding quarter and 49 percent from the fourth quarter of last year. Our average domestic natural gas price was $1.75 per MCF, a decline of 22 percent in the fourth quarter of 2015 compared with the third quarter of 2015 and a decrease of 51 percent compared with the fourth quarter of 2014.

For the fourth quarter of 2015, total company average daily oil and gas production volumes, excluding Williston, increased by 75,000 barrels of oil equivalent (BOE) to 671,000 BOE from 596,000 BOE in the fourth quarter of 2014. The sale of our Williston Basin assets closed on November 20, 2015. Williston daily production averaged 9,000 BOE and 20,000 BOE for the fourth quarters of 2015 and 2014, respectively. Compared to the fourth quarter of 2014, domestic average daily production increased by 11,000 BOE to 312,000 BOE in the fourth quarter of 2015 with the majority of the increase coming from oil production, which grew by 19,000 barrels to 190,000 barrels per day, with all of the increase attributable to Permian Resources. The increase in Permian Resources oil production was partially offset by lower natural gas and oil production in Piceance and South Texas. International average daily production increased to 359,000 BOE in the fourth quarter of 2015 from 295,000 BOE in the fourth quarter of 2014. The increase in international production is mainly due to the ramp up in production at Al Hosn, which produced 60,000 BOE per day in the fourth quarter of 2015.

Total company average daily oil and gas production for the fourth quarter was about flat compared to the third quarter of 2015. Fourth quarter domestic average daily production declined by 3,000 BOE compared to the third quarter of 2015 due to lower natural gas production from Piceance and South Texas, where we have curtailed all development activities due to the gas price environment. The increase in international average daily production of 2,000 BOE compared to the third quarter of 2015 reflected improved production rates at Al Hosn and in Colombia, which increased by 10,000 BOE and 13,000 BOE, respectively, partially offset by lower production in Iraq.

Total company average daily sales volumes were 721,000 BOE in the fourth quarter of 2015 compared to 653,000 BOE for the third quarter of 2015 and 615,000 BOE in the fourth quarter of 2014. The improvement was largely due to higher volumes in Iraq resulting from liftings that slipped from prior periods and higher production at Al Hosn.

Chemical

Chemical pre-tax core earnings for the fourth quarter of 2015 were $116 million, compared to $174 million in the third quarter of 2015 and $160 million in the fourth quarter of 2014. Compared to the third quarter of 2015, the lower results reflected weaker demand across most product lines and lower polyvinyl chloride (PVC) prices unfavorably impacting margins, partially offset by higher caustic soda prices and lower energy costs. On a year-over-year basis, the lower earnings reflected lower caustic soda pricing and lower sales volume across most product lines, partially offset by lower energy costs and improved margins in PVC resulting primarily from lower ethylene costs.

Midstream and Marketing

Midstream pre-tax core results for the fourth quarter of 2015 were a loss $45 million, compared to income of $31 million for the third quarter of 2015 and $168 million for the fourth quarter of 2014. The decrease in earnings compared to the third quarter of 2015 and fourth quarter of 2014 reflected lower marketing margins due to narrowing WTI and LLS differentials. Current quarter loss comparisons to both periods also included lower pipeline revenues and on a sequential quarterly basis, lower seasonal margins from our power generation operations.

About Occidental Petroleum

Occidental Petroleum Corporation is an international oil and gas exploration and production company with operations in the United States, Middle East region and Latin America. Headquartered in Houston, Occidental is one of the largest U.S. oil and gas companies, based on equity market capitalization. Occidental’s midstream and marketing segment gathers, processes, transports, stores, purchases and markets hydrocarbons and other commodities in support of Occidental’s businesses. The company’s wholly owned subsidiary OxyChem manufactures and markets chlor-alkali products and vinyls.

Forward-Looking Statements

Portions of this press release contain forward-looking statements and involve risks and uncertainties that could materially affect expected results of operations, liquidity, cash flows and business prospects. Actual results may differ from anticipated results, sometimes materially, and reported results should not be considered an indication of future performance. Factors that could cause results to differ include, but are not limited to: global commodity pricing fluctuations; supply and demand considerations for Occidental’s products; higher-than-expected costs; the regulatory approval environment; reorganization or restructuring of Occidental’s operations; not successfully completing, or any material delay of, field developments, expansion projects, capital expenditures, efficiency projects, acquisitions or dispositions; uncertainties about the estimated quantities of oil and natural gas reserves; lower-than-expected production from development projects or acquisitions; exploration risks; general economic slowdowns domestically or internationally; political conditions and events; liability under environmental regulations including remedial actions; litigation; disruption or interruption of production or manufacturing or facility damage due to accidents, chemical releases, labor unrest, weather, natural disasters, cyber attacks or insurgent activity; failure of risk management; changes in law or regulations; or changes in tax rates. Words such as “estimate,” “project,” “predict,” “will,” “would,” “should,” “could,” “may,” “might,” “anticipate,” “plan,” “intend,” “believe,” “expect,” “aim,” “goal,” “target,” “objective,” “likely” or similar expressions that convey the prospective nature of events or outcomes generally indicate forward-looking statements. You should not place undue reliance on these forward-looking statements, which speak only as of the date of this release. Unless legally required, Occidental does not undertake any obligation to update any forward-looking statements, as a result of new information, future events or otherwise. Material risks that may affect Occidental’s results of operations and financial position appear in Part I, Item 1A “Risk Factors” of the 2014 Form 10-K. Occidental posts or provides links to important information on its website at www.oxy.com.

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Contacts:

Media:
Melissa E. Schoeb
713-366-5615

melissa_schoeb@oxy.com

or

Investors:
Christopher M. Degner
212-603-8111

christopher_degner@oxy.com

On the web: www.oxy.com

Occidental Petroleum Corporation

Quarter 4 2015 Earnings Release Schedules Index

Schedule #	Schedule Description
1	Summary Highlights

2	Segment income before tax allocations
• Core income
• Non-core adjustments
• Reported income

3	Segment income after tax allocations
• Core income
• Non-core adjustments
• Reported income

4	Detail of non-core adjustments
• Before tax allocations
• After tax allocations

5	GAAP Consolidated Income Statement

6	Condensed Balance Sheets
• 2014
• 2015

7	Condensed Statement of Cash Flows - including GAAP reconciliations
Details of Depreciation, Depletion and Amortization and Capital Expenditures

8	Daily production
• MBOE/D
• By Commodity

9	Sales
• MBOE/D volumes
• Realized prices and related marker prices

10	Oil and Gas $/BOE Costs

11	Segment Core Income Pre-tax Variance Roll-forwards
• Quarter-over-Quarter
• Year-over-Year

Occidental Petroleum Corporation

Summary Highlights

			2014					2015
Quarterly	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
Net income (loss)
Core ($ millions)	$1,095	$1,082	$1,046	$560	$3,783	$31	$165	$24	$(129)	$91
Core EPS - Diluted ($/share)	$1.38	$1.38	$1.34	$0.72	$4.83	$0.04	$0.21	$0.03	$(0.17)	$0.12
Effective tax rate	41%	41%	41%	39%	41%	75%	65%	90%	29%	86%

Reported ($ millions)	$1,390	$1,431	$1,208	$(3,413)	$616	$(218)	$176	$(2,609)	$(5,178)	$(7,829)
Reported EPS - Diluted ($/share)	$1.75	$1.82	$1.55	$(4.41)	$0.79	$(0.28)	$0.23	$(3.42)	$(6.78)	$(10.23)
Effective tax rate	41%	41%	41%	15%	109%	8%	64%	15%	18%	14%

Average Shares Outstanding
Basic (millions)	791.3	782.6	777.4	773.1	781.1	769.6	766.4	763.3	763.2	765.6
Diluted (millions)	791.7	782.9	777.7	773.4	781.1	769.6	766.6	763.3	763.2	765.6

Production
Total US (MBOE/D)	283	286	294	301	292	307	314	315	312	312
US oil (MBBL/D)	155	159	162	171	162	180	188	188	190	187
Worldwide (MBOE/D)	554	558	574	596	571	626	639	672	671	652
Worldwide sales (MBOE/D)	543	557	569	615	572	618	638	653	721	658

Realizations
Worldwide oil ($/BBL)	$98.14	$99.30	$94.26	$71.58	$90.13	$48.50	$54.55	$47.78	$38.68	$47.10
Worldwide NGL ($/BBL)	$41.70	$40.98	$38.20	$27.39	$37.01	$17.96	$18.06	$14.68	$14.02	$15.96
Domestic gas ($/MCF)	$4.39	$4.15	$3.74	$3.56	$3.97	$2.49	$2.09	$2.24	$1.75	$2.15

Cash Flows ($ millions)
Operating before working capital	$2,294	$2,070	$2,341	$1,374	$8,079	$1,121	$1,517	$1,202	$944	$4,784
Working capital changes	(252)	204	(267)	1,107	792	(555)	(399)	16	58	(880)
Other, net	-	-	-	-	-	-	(307)	(192)	(151)	(650)
Operating - continuing operations	$2,042	$2,274	$2,074	$2,481	$8,871	$566	$811	$1,026	$851	$3,254
Capital expenditures	$(1,732)	$(2,001)	$(2,003)	$(2,984)	$(8,720)	$(1,735)	$(1,488)	$(1,219)	$(1,170)	$(5,612)

	2014					2015
Year-to-date	Mar	Jun	Sep	Dec		Mar	Jun	Sep	Dec
Net income (loss)
Core ($ millions)	$1,095	$2,177	$3,223	$3,783		$31	$196	$220	$91
Core EPS - Diluted ($/share)	$1.38	$2.76	$4.10	$4.83		$0.04	$0.25	$0.29	$0.12
Effective tax rate	41%	41%	41%	41%		75%	67%	74%	86%

Reported ($ millions)	$1,390	$2,821	$4,029	$616		$(218)	$(42)	$(2,651)	$(7,829)
Reported EPS - Diluted ($/share)	$1.75	$3.58	$5.13	$0.79		$(0.28)	$(0.05)	$(3.46)	$(10.23)
Effective tax rate	41%	41%	41%	109%		8%	113%	5%	14%

Average Shares Outstanding
Basic (millions)	791.3	786.9	783.7	781.1		769.6	768.0	766.4	765.6
Diluted (millions)	791.7	787.2	784.1	781.1		769.6	768.0	766.4	765.6

Production
Total US (MBOE/D)	283	284	288	292		307	311	313	312
US oil (MBBL/D)	155	156	159	162		180	184	186	187
Worldwide (MBOE/D)	554	555	562	571		626	633	647	652
Worldwide sales (MBOE/D)	543	551	557	572		618	628	647	658

Realizations
Worldwide oil ($/BBL)	$98.14	$98.73	$97.20	$90.13		$48.50	$51.60	$50.33	$47.10
Worldwide NGL ($/BBL)	$41.70	$41.34	$40.27	$37.01		$17.96	$18.01	$16.73	$15.96
Domestic gas ($/MCF)	$4.39	$4.28	$4.10	$3.97		$2.49	$2.29	$2.28	$2.15

Cash Flows ($ millions)
Operating before working capital	$2,294	$4,364	$6,705	$8,079		$1,121	$2,638	$3,840	$4,784
Working capital changes	(252)	(48)	(315)	792		(555)	(954)	(938)	(880)
Other, net	-	-	-	-		-	(307)	(499)	(650)
Operating - continuing operations	$2,042	$4,316	$6,390	$8,871		$566	$1,377	$2,403	$3,254
Capital expenditures	$(1,732)	$(3,733)	$(5,736)	$(8,720)		$(1,735)	$(3,223)	$(4,442)	$(5,612)

SIGNIFICANT TRANSACTIONS AND EVENTS AFFECTING EARNINGS

Occidental’s results of operations often include the effects of significant transactions and events affecting earnings that vary widely and unpredictably in nature, timing and amount. These events may recur, even across successive reporting periods. Therefore, management uses a measure called “core results,” which excludes those items. This non-GAAP measure is not meant to disassociate those items from management’s performance, but rather is meant to provide useful information to investors interested in comparing Occidental’s earnings performance between periods. Reported earnings are considered representative of management’s performance over the long term. Core results are not considered to be an alternative to operating income reported in accordance with generally accepted accounting principles.

Schedule 1

Occidental Petroleum Corporation

Segment Income Before Tax Allocations

(Amounts in millions, except per share and effective tax rate amounts)

			2014					2015
Core Results	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
Oil & Gas
Domestic	$646	$642	$486	$80	$1,854	$(236)	$(67)	$(179)	$(222)	$(704)
Foreign	1,092	1,096	1,103	710	4,001	295	395	342	125	1,157
Exploration	(19)	(35)	(18)	(54)	(126)	(2)	(4)	(1)	(9)	(16)
	1,719	1,703	1,571	736	5,729	57	324	162	(106)	437
Chemical	136	133	140	160	569	139	136	174	116	565
Midstream and marketing	96	130	155	168	549	(5)	84	31	(45)	65
Segment Earnings	1,951	1,966	1,866	1,064	6,847	191	544	367	(35)	1,067
Corporate
Interest	(20)	(18)	(15)	(18)	(71)	(28)	(7)	(47)	(59)	(141)
Other	(68)	(107)	(83)	(123)	(381)	(39)	(61)	(74)	(88)	(262)
Pre-tax income	1,863	1,841	1,768	923	6,395	124	476	246	(182)	664
Taxes
Federal and state	(215)	(228)	(178)	(82)	(703)	14	59	80	159	312
Foreign	(553)	(531)	(544)	(281)	(1,909)	(107)	(370)	(302)	(106)	(885)
Net Income	$1,095	$1,082	$1,046	$560	$3,783	$31	$165	$24	$(129)	$91

Core earnings per share
Basic	$1.38	$1.38	$1.34	$0.72	$4.83	$0.04	$0.21	$0.03	$(0.17)	$0.12
Diluted	$1.38	$1.38	$1.34	$0.72	$4.83	$0.04	$0.21	$0.03	$(0.17)	$0.12

Effective tax rate	41%	41%	41%	39%	41%	75%	65%	90%	29%	86%

Non-core Adjustments	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
Oil & Gas
Domestic	$-	$64	$(3)	$(4,296)	$(4,235)	$(277)	$32	$(1,852)	$(1,350)	$(3,447)
Foreign	-	-	-	(1,066)	(1,066)	(46)	(1)	(1,438)	(3,419)	(4,904)
Exploration	-	-	-	-	-	-	-	-	(146)	(146)
	-	64	(3)	(5,362)	(5,301)	(323)	31	(3,290)	(4,915)	(8,497)
Chemical	-	-	-	(149)	(149)	-	-	98	(121)	(23)
Midstream and marketing	66	78	(50)	1,921	2,015	(10)	3	(7)	(1,245)	(1,259)
Segment Earnings	66	142	(53)	(3,590)	(3,435)	(333)	34	(3,199)	(6,281)	(9,779)
Corporate
Interest	-	-	-	-	-	-	-	-	-	-
Other	-	(16)	(21)	(1,382)	(1,419)	(25)	(6)	(98)	(232)	(361)
Pre-tax income	66	126	(74)	(4,972)	(4,854)	(358)	28	(3,297)	(6,513)	(10,140)
Taxes
Federal and state	(26)	(50)	23	913	860	111	(12)	667	992	1,758
Foreign	-	-	-	67	67	1	(1)	-	145	145
Income From Continuing Operations	40	76	(51)	(3,992)	(3,927)	(246)	15	(2,630)	(5,376)	(8,237)
Discontinued Operations	255	273	213	19	760	(3)	(4)	(3)	327	317
Net Income (loss)	$295	$349	$162	$(3,973)	$(3,167)	$(249)	$11	$(2,633)	$(5,049)	$(7,920)

Reported Income	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
Oil & Gas
Domestic	$646	$706	$483	$(4,216)	$(2,381)	$(513)	$(35)	$(2,031)	$(1,572)	$(4,151)
Foreign	1,092	1,096	1,103	(356)	2,935	249	394	(1,096)	(3,294)	(3,747)
Exploration	(19)	(35)	(18)	(54)	(126)	(2)	(4)	(1)	(155)	(162)
	1,719	1,767	1,568	(4,626)	428	(266)	355	(3,128)	(5,021)	(8,060)
Chemical	136	133	140	11	420	139	136	272	(5)	542
Midstream and marketing	162	208	105	2,089	2,564	(15)	87	24	(1,290)	(1,194)
Segment Earnings	2,017	2,108	1,813	(2,526)	3,412	(142)	578	(2,832)	(6,316)	(8,712)
Corporate
Interest	(20)	(18)	(15)	(18)	(71)	(28)	(7)	(47)	(59)	(141)
Other	(68)	(123)	(104)	(1,505)	(1,800)	(64)	(67)	(172)	(320)	(623)
Pre-tax income	1,929	1,967	1,694	(4,049)	1,541	(234)	504	(3,051)	(6,695)	(9,476)
Taxes
Federal and state	(241)	(278)	(155)	831	157	125	47	747	1,151	2,070
Foreign	(553)	(531)	(544)	(214)	(1,842)	(106)	(371)	(302)	39	(740)
Income From Continuing Operations	1,135	1,158	995	(3,432)	(144)	(215)	180	(2,606)	(5,505)	(8,146)
Discontinued Operations	255	273	213	19	760	(3)	(4)	(3)	327	317
Net Income (loss) (a)	$1,390	$1,431	$1,208	$(3,413)	$616	$(218)	$176	$(2,609)	$(5,178)	$(7,829)

Reported earnings per share
Basic	$1.75	$1.83	$1.55	$(4.41)	$0.79	$(0.28)	$0.23	$(3.42)	$(6.78)	$(10.23)
Diluted	$1.75	$1.82	$1.55	$(4.41)	$0.79	$(0.28)	$0.23	$(3.42)	$(6.78)	$(10.23)

Effective tax rate	41%	41%	41%	15%	109%	8%	64%	15%	18%	14%

(a) Represents amounts attributable to common stock after deducting noncontrolling interest amounts in 2014.

Schedule 2

Occidental Petroleum Corporation

Segment Income After Tax Allocations

(Amounts in millions, except per share amounts)

			2014					2015
Core Results	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
Oil & Gas
Domestic	$412	$409	$310	$59	$1,190	$(89)	$(42)	$(113)	$(141)	$(385)
Foreign	587	561	605	304	2,057	69	154	131	106	460
Exploration	(5)	(29)	(15)	(46)	(95)	(2)	(4)	(1)	(154)	(161)
	994	941	900	317	3,152	(22)	108	17	(189)	(86)
Chemical	86	84	89	98	357	88	86	111	73	358
Midstream and marketing	71	103	118	125	417	4	66	41	2	113
Segment Earnings	1,151	1,128	1,107	540	3,926	70	260	169	(114)	385
Corporate
Interest	(20)	(18)	(15)	(17)	(70)	(28)	(7)	(47)	(59)	(141)
Other	(68)	(107)	(83)	(124)	(382)	(39)	(61)	(74)	(88)	(262)
Taxes	32	79	37	161	309	28	(27)	(24)	132	109
Net Income	$1,095	$1,082	$1,046	$560	$3,783	$31	$165	$24	$(129)	$91

Core earnings per share
Basic	$1.38	$1.38	$1.34	$0.72	$4.83	$0.04	$0.21	$0.03	$(0.17)	$0.12
Diluted	$1.38	$1.38	$1.34	$0.72	$4.83	$0.04	$0.21	$0.03	$(0.17)	$0.12

Non-core Adjustments	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
Oil & Gas
Domestic	$-	$41	$(2)	$(2,751)	$(2,712)	$(177)	$20	$(1,186)	$(864)	$(2,207)
Foreign	-	-	-	(1,055)	(1,055)	(46)	(1)	(1,438)	(3,420)	(4,905)
Exploration	-	-	-	-	-	-	-	-		-
	-	41	(2)	(3,806)	(3,767)	(223)	19	(2,624)	(4,284)	(7,112)
Chemical	-	-	-	(94)	(94)	-	-	63	(78)	(15)
Midstream and marketing	40	47	(30)	1,225	1,282	(4)	2	(4)	(807)	(813)
Segment Earnings	40	88	(32)	(2,675)	(2,579)	(227)	21	(2,565)	(5,169)	(7,940)
Corporate
Interest	-	-	-	-	-	-	-	-	-	-
Other	-	(12)	(19)	(1,261)	(1,292)	(19)	(6)	(65)	(225)	(315)
Taxes	-	-	-	(56)	(56)	-	-	-	18	18
Income From Continuing Operations	40	76	(51)	(3,992)	(3,927)	(246)	15	(2,630)	(5,376)	(8,237)
Discontinued Operations	255	273	213	19	760	(3)	(4)	(3)	327	317
Net Income (loss)	$295	$349	$162	$(3,973)	$(3,167)	$(249)	$11	$(2,633)	$(5,049)	$(7,920)

Reported Income	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
Oil & Gas
Domestic	$412	$450	$308	$(2,692)	$(1,522)	$(266)	$(22)	$(1,299)	$(1,005)	$(2,592)
Foreign	587	561	605	(751)	1,002	23	153	(1,307)	(3,314)	(4,445)
Exploration	(5)	(29)	(15)	(46)	(95)	(2)	(4)	(1)	(154)	(161)
	994	982	898	(3,489)	(615)	(245)	127	(2,607)	(4,473)	(7,198)
Chemical	86	84	89	4	263	88	86	174	(5)	343
Midstream and marketing	111	150	88	1,350	1,699	-	68	37	(805)	(700)
Segment Earnings	1,191	1,216	1,075	(2,135)	1,347	(157)	281	(2,396)	(5,283)	(7,555)
Corporate
Interest	(20)	(18)	(15)	(17)	(70)	(28)	(7)	(47)	(59)	(141)
Other	(68)	(119)	(102)	(1,385)	(1,674)	(58)	(67)	(139)	(313)	(577)
Taxes	32	79	37	105	253	28	(27)	(24)	150	127
Income From Continuing Operations	1,135	1,158	995	(3,432)	(144)	(215)	180	(2,606)	(5,505)	(8,146)
Discontinued Operations	255	273	213	19	760	(3)	(4)	(3)	327	317
Net Income (loss) (a)	$1,390	$1,431	$1,208	$(3,413)	$616	$(218)	$176	$(2,609)	$(5,178)	$(7,829)

Reported earnings per share
Basic	$1.75	$1.83	$1.55	$(4.41)	$0.79	$(0.28)	$0.23	$(3.42)	$(6.78)	$(10.23)
Diluted	$1.75	$1.82	$1.55	$(4.41)	$0.79	$(0.28)	$0.23	$(3.42)	$(6.78)	$(10.23)

(a) Represents amounts attributable to common stock after deducting noncontrolling interest amounts in 2014.

Schedule 3

Occidental Petroleum Corporation

Non-core Adjustments Detail

(Amounts in millions)

			2014					2015
Before Tax Allocations	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
Oil & Gas
Domestic
Asset sales gains (losses)	$-	$535	$(3)	$(1)	$531	$(13)	$18	$-	$5	$10
Asset impairments and related items	-	(471)	-	(4,295)	(4,766)	(264)	14	(1,852)	(1,355)	(3,457)
	-	64	(3)	(4,296)	(4,235)	(277)	32	(1,852)	(1,350)	(3,447)
Foreign
Asset impairments and related items	-	-	-	(1,066)	(1,066)	(46)	(1)	(1,438)	(3,565)	(5,050)
Total Oil and Gas	-	64	(3)	(5,362)	(5,301)	(323)	31	(3,290)	(4,915)	(8,497)

Chemical
Asset sale gain	-	-	-	-	-	-	-	98	-	98
Asset impairments	-	-	-	(149)	(149)	-	-	-	(121)	(121)
Total Chemical	-	-	-	(149)	(149)	-	-	98	(121)	(23)

Midstream and marketing
Asset sales gains	-	-	-	1,984	1,984	-	-	-	-	-
Asset impairments and related items	66	78	(50)	(63)	31	(10)	3	(7)	(1,245)	(1,259)
Total Midstream	66	78	(50)	1,921	2,015	(10)	3	(7)	(1,245)	(1,259)

Corporate
Asset sales gains (losses)	-	-	-	-	-	(11)	-	2	1	(8)
Asset impairments	-	-	-	(1,358)	(1,358)	-	-	(5)	(230)	(235)
Severance, spin-off costs and other items	-	(16)	(21)	(24)	(61)	(14)	(6)	(95)	(3)	(118)
Total Corporate	-	(16)	(21)	(1,382)	(1,419)	(25)	(6)	(98)	(232)	(361)

Taxes	(26)	(50)	23	980	927	112	(13)	667	1,137	1,903
Income From Continuing Operations	40	76	(51)	(3,992)	(3,927)	(246)	15	(2,630)	(5,376)	(8,237)
Discontinued Operations	255	273	213	19	760	(3)	(4)	(3)	327	317
Totals	$295	$349	$162	$(3,973)	$(3,167)	$(249)	$11	$(2,633)	$(5,049)	$(7,920)

			2014					2015
After Tax Allocations	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
Oil & Gas
Domestic
Asset sales gains (losses)	$-	$341	$(2)	$(1)	$338	$(8)	$11	$(1)	$3	$5
Asset impairments and related items	-	(300)	-	(2,750)	(3,050)	(169)	9	(1,185)	(867)	(2,212)
	-	41	(2)	(2,751)	(2,712)	(177)	20	(1,186)	(864)	(2,207)
Foreign
Asset impairments and related items	-	-	-	(1,055)	(1,055)	(46)	(1)	(1,438)	(3,420)	(4,905)
Total Oil and Gas	-	41	(2)	(3,806)	(3,767)	(223)	19	(2,624)	(4,284)	(7,112)

Chemical
Asset sale gain	-	-	-	-	-	-	-	63	-	63
Asset impairments	-	-	-	(94)	(94)	-	-	-	(78)	(78)
Total Chemical	-	-	-	(94)	(94)	-	-	63	(78)	(15)

Midstream and marketing
Asset sales gains	-	-	-	1,264	1,264	-	-	-	-	-
Asset impairments and related items	40	47	(30)	(39)	18	(4)	2	(4)	(807)	(813)
Total Midstream	40	47	(30)	1,225	1,282	(4)	2	(4)	(807)	(813)

Corporate
Asset sales gains (losses)	-	-	-	-	-	(7)	-	1	1	(5)
Asset impairments	-	-	-	(1,240)	(1,240)	-	-	(5)	(229)	(234)
Severance, spin-off costs and other items	-	(12)	(19)	(21)	(52)	(12)	(6)	(61)	3	(76)
Total Corporate	-	(12)	(19)	(1,261)	(1,292)	(19)	(6)	(65)	(225)	(315)

Taxes	-	-	-	(56)	(56)	-	-	-	18	18
Income From Continuing Operations	40	76	(51)	(3,992)	(3,927)	(246)	15	(2,630)	(5,376)	(8,237)
Discontinued Operations	255	273	213	19	760	(3)	(4)	(3)	327	317
Totals	$295	$349	$162	$(3,973)	$(3,167)	$(249)	$11	$(2,633)	$(5,049)	$(7,920)

Schedule 4

 Occidental Petroleum Corporation

 Consolidated Condensed Statements of Operations

 (Amounts in millions, except per-share amounts)

			2014					2015
	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
REVENUES
Net sales
Oil and gas	$3,602	$3,703	$3,586	$2,996	$13,887	$2,009	$2,342	$2,054	$1,899	$8,304
Chemical	1,220	1,242	1,232	1,123	4,817	1,000	1,030	1,008	907	3,945
Midstream and marketing	340	440	261	332	1,373	197	294	231	169	891
Eliminations	(194)	(252)	(175)	(144)	(765)	(117)	(197)	(177)	(169)	(660)
	4,968	5,133	4,904	4,307	19,312	3,089	3,469	3,116	2,806	12,480
Interest, dividends and other income	30	47	31	22	130	31	26	31	30	118
Gain (loss) on sale of assets and equity investments, net	—	525	(5)	1,985	2,505	(24)	19	99	7	101
	4,998	5,705	4,930	6,314	21,947	3,096	3,514	3,246	2,843	12,699

COSTS AND OTHER DEDUCTIONS
Cost of sales	1,643	1,691	1,736	1,733	6,803	1,557	1,480	1,413	1,354	5,804
Depreciation, depletion and amortization	977	1,024	1,056	1,204	4,261	1,029	1,116	1,123	1,276	4,544
Selling, general and administrative and other operating expenses	317	429	355	402	1,503	311	347	292	320	1,270
Asset impairments and related items	—	471	—	6,908	7,379	324	—	3,397	6,518	10,239
Taxes other than on income	151	144	135	120	550	107	107	79	50	343
Exploration expense	24	39	28	59	150	8	10	5	13	36
Interest and debt expense, net	22	20	16	19	77	30	8	48	61	147
	3,134	3,818	3,326	10,445	20,723	3,366	3,068	6,357	9,592	22,383
INCOME (LOSS) BEFORE INCOME TAXES AND OTHER ITEMS	1,864	1,887	1,604	(4,131)	1,224	(270)	446	(3,111)	(6,749)	(9,684)
Benefit from (provision for) domestic and foreign income taxes	(794)	(809)	(699)	617	(1,685)	19	(324)	445	1,190	1,330
Income from equity investments	67	83	93	88	331	36	58	60	54	208
INCOME (LOSS) FROM CONTINUING OPERATIONS	1,137	1,161	998	(3,426)	(130)	(215)	180	(2,606)	(5,505)	(8,146)
Discontinued operations, net	255	273	213	19	760	(3)	(4)	(3)	327	317
NET INCOME (LOSS)	1,392	1,434	1,211	(3,407)	630	(218)	176	(2,609)	(5,178)	(7,829)
Less: Net income (loss) attributable to noncontrolling interest	(2)	(3)	(3)	(6)	(14)	—	—	—	—	—
NET INCOME (LOSS) ATTRIBUTABLE TO COMMON STOCK	$1,390	$1,431	$1,208	$(3,413)	$616	$(218)	$176	$(2,609)	$(5,178)	$(7,829)

EARNINGS PER SHARE (attributable to common stock)
BASIC EARNINGS PER COMMON SHARE
Income (loss) from continuing operations	$1.43	$1.48	$1.28	$(4.44)	$(0.18)	$(0.28)	$0.23	$(3.41)	$(7.21)	$(10.64)
Discontinued operations, net	0.32	0.35	0.27	0.03	0.97	—	—	(0.01)	0.43	0.41
BASIC EARNINGS PER COMMON SHARE	$1.75	$1.83	$1.55	$(4.41)	$0.79	$(0.28)	$0.23	$(3.42)	$(6.78)	$(10.23)

DILUTED EARNINGS PER COMMON SHARE	$1.75	$1.82	$1.55	$(4.41)	$0.79	$(0.28)	$0.23	$(3.42)	$(6.78)	$(10.23)

DIVIDENDS PER COMMON SHARE	$0.72	$0.72	$0.72	$0.72	$2.88	$0.72	$0.75	$0.75	$0.75	$2.97

AVERAGE COMMON SHARES OUTSTANDING
BASIC	791.3	782.6	777.4	773.1	781.1	769.6	766.4	763.3	763.2	765.6
DILUTED	791.7	782.9	777.7	773.4	781.1	769.6	766.6	763.3	763.2	765.6

Schedule 5

Occidental Petroleum Corporation

Consolidated Condensed Balance Sheets

(Amounts in millions)

	2014				2015
	MAR	JUN	SEP	DEC	MAR	JUN	SEP	DEC
CURRENT ASSETS
Cash and cash equivalents	$2,332	$2,391	$2,897	$3,789	$2,153	$2,756	$2,547	$3,201
Restricted cash	-	-	-	4,019	3,265	2,382	1,765	1,193
Trade receivables, net	5,233	5,826	4,960	4,206	3,068	3,973	3,507	2,970
Inventories	1,308	1,323	1,359	1,052	1,133	1,120	1,122	986
Assets held for sale	-	-	-	-	-	-	709	141
Other current assets	2,026	1,246	1,291	807	815	777	890	1,182
Total current assets	10,899	10,786	10,507	13,873	10,434	11,008	10,540	9,673
INVESTMENTS
Investments in unconsolidated entities	1,511	1,547	1,544	1,171	1,221	1,330	1,428	1,267
Available for sale investment	-	-	-	394	544	432	186	167
Total investments	1,511	1,547	1,544	1,565	1,765	1,762	1,614	1,434
PROPERTY, PLANT AND EQUIPMENT
Property, plant and equipment	89,790	92,135	94,771	74,515	75,979	77,375	73,447	71,058
Accumulated depreciation, depletion and amortization	(33,746)	(35,001)	(36,306)	(34,785)	(35,870)	(36,897)	(36,612)	(39,419)
	56,044	57,134	58,465	39,730	40,109	40,478	36,835	31,639
LONG-TERM RECEIVABLES AND OTHER ASSETS, NET	821	826	994	1,091	1,081	1,121	1,100	962
TOTAL ASSETS	$69,275	$70,293	$71,510	$56,259	$53,389	$54,369	$50,089	$43,708

CURRENT LIABILITIES
Current maturities of long-term debt	$-	$-	$1,599	$-	$700	$1,450	$1,450	$1,450
Accounts payable	5,423	6,097	5,511	5,229	3,867	4,145	3,727	3,070
Accrued liabilities	2,441	2,332	2,337	2,601	2,152	2,230	2,202	2,213
Domestic and foreign income taxes	326	440	74	414	196	-	25	-
Liabilities of assets held for sale	-	-	-	-	-	-	29	110
Total current liabilities	8,190	8,869	9,521	8,244	6,915	7,825	7,433	6,843
LONG-TERM DEBT, NET	6,877	6,835	6,837	6,838	6,139	6,880	6,882	6,883
DEFERRED CREDITS AND OTHER LIABILITIES
Deferred domestic and foreign income taxes	7,398	7,313	7,634	3,015	2,947	3,153	2,579	1,593
Other	3,441	3,464	3,433	3,203	3,224	3,209	3,313	4,039
	10,839	10,777	11,067	6,218	6,171	6,362	5,892	5,632
STOCKHOLDERS’ EQUITY
Common stock, $.20 per share par value	178	178	178	178	178	178	178	178
Treasury stock	(7,079)	(7,681)	(8,146)	(8,528)	(8,734)	(9,107)	(9,113)	(9,121)
Additional paid-in capital	7,543	7,564	7,570	7,599	7,632	7,651	7,664	7,640
Retained earnings	42,652	43,519	44,166	36,067	35,294	34,896	31,712	25,960
Accumulated other comprehensive loss	(296)	(291)	(289)	(357)	(206)	(316)	(559)	(307)
Non-controlling interest	371	523	606	-	-	-	-	-
Total equity	43,369	43,812	44,085	34,959	34,164	33,302	29,882	24,350
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$69,275	$70,293	$71,510	$56,259	$53,389	$54,369	$50,089	$43,708

Schedule 6

Occidental Petroleum Corporation

Condensed Statements of Cash Flows and Details of Depreciation, Depletion and Amortization and Capital Expenditures

(Amounts in millions)

			2014					2015
	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
OPERATING CASH FLOW
Net income (loss)	$1,392	$1,434	$1,211	$(3,407)	$630	$(218)	$176	$(2,609)	$(5,178)	$(7,829)
Depreciation, depletion and amortization (see detail below)	977	1,024	1,056	1,204	4,261	1,029	1,116	1,123	1,276	4,544
Deferred income tax provision	125	(182)	277	(1,398)	(1,178)	(63)	202	(556)	(955)	(1,372)
Asset impairments and other non-cash charges	(200)	(206)	(203)	4,975	4,366	373	23	3,244	5,801	9,441
Operating cash flow before working capital	2,294	2,070	2,341	1,374	8,079	1,121	1,517	1,202	944	4,784
Working capital changes	(252)	204	(267)	1,107	792	(555)	(399)	16	58	(880)
Other, net (a)	-	-	-	-	-	-	(307)	(192)	(151)	(650)
Operating cash flow from continuing operations	2,042	2,274	2,074	2,481	8,871	566	811	1,026	851	3,254

INVESTING CASH FLOW
Capital expenditures (see detail below)	(1,732)	(2,001)	(2,003)	(2,984)	(8,720)	(1,735)	(1,488)	(1,219)	(1,170)	(5,612)
Payment for purchases of assets and businesses	(4)	(303)	(45)	(1,335)	(1,687)	(6)	(37)	(9)	(57)	(109)
Sales of assets and equity investments, net	-	1,371	16	2,790	4,177	20	38	93	668	819
Changes in capital accrual	-	-	-	542	542	(458)	(127)	(67)	60	(592)
Other investing activities	(35)	(70)	(17)	(63)	(185)	(27)	(69)	(27)	194	71
Investing cash flow from continuing operations	(1,771)	(1,003)	(2,049)	(1,050)	(5,873)	(2,206)	(1,683)	(1,229)	(305)	(5,423)

FINANCING CASH FLOW
Cash dividends paid	(514)	(570)	(565)	(561)	(2,210)	(557)	(556)	(577)	(574)	(2,264)
Purchases of treasury stock	(946)	(630)	(507)	(417)	(2,500)	(207)	(329)	(50)	(8)	(594)
Special cash distribution from California Resources	-	-	-	6,100	6,100	-	-	-	-	-
Proceeds from short-term borrowings	-	-	1,599	(1,599)	-	-	-	-	-	-
Proceeds from long-term debt	-	-	-	-	-	-	1,478	-	1	1,479
Other financing activities	(48)	(42)	9	13	(68)	19	5	10	3	37
Financing cash flow from continuing operations	(1,508)	(1,242)	536	3,536	1,322	(745)	598	(617)	(578)	(1,342)

Cash Flow From Discontinued Operations	176	30	(55)	(56)	95	(5)	(6)	(6)	114	97

Increase (decrease) in cash	(1,061)	59	506	4,911	4,415	(2,390)	(280)	(826)	82	(3,414)
Cash, cash equivalents and restricted cash (b) - beg of period	3,393	2,332	2,391	2,897	3,393	7,808	5,418	5,138	4,312	7,808
Cash, cash equivalents and restricted cash (b) - end of period	$2,332	$2,391	$2,897	$7,808	$7,808	$5,418	$5,138	$4,312	$4,394	$4,394

Depreciation, Depletion and Amortization
Oil & Gas	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
United States	$503	$519	$537	$555	$2,114	$502	$541	$556	$510	$2,109
Latin America	42	35	40	44	161	48	49	48	51	196
Middle East/North Africa	297	331	340	458	1,426	329	370	345	537	1,581
Chemical	89	93	91	94	367	92	92	94	93	371
Midstream and marketing	39	38	38	45	160	48	55	71	75	249
Corporate	7	8	10	8	33	10	9	9	10	38
	$977	$1,024	$1,056	$1,204	$4,261	$1,029	$1,116	$1,123	$1,276	$4,544

Capital Expenditures
Oil & Gas
Permian Resources	$(328)	$(401)	$(472)	$(715)	$(1,916)	$(729)	$(555)	$(521)	$(426)	$(2,231)
Permian EOR	(164)	(193)	(210)	(155)	(722)	(115)	(119)	(102)	(88)	(424)
Other domestic	(231)	(219)	(205)	(257)	(912)	(86)	(21)	-	(2)	(109)
Latin America	(67)	(74)	(69)	(100)	(310)	(47)	(45)	(24)	(34)	(150)
Middle East/North Africa	(454)	(554)	(527)	(614)	(2,149)	(476)	(449)	(242)	(245)	(1,412)
Exploration Drilling	(88)	(125)	(160)	(150)	(523)	(58)	(30)	(15)	(13)	(116)
Chemical	(41)	(71)	(61)	(141)	(314)	(40)	(57)	(58)	(99)	(254)
Midstream and marketing	(399)	(462)	(311)	(811)	(1,983)	(115)	(105)	(155)	(160)	(535)
Corporate	(23)	(30)	(21)	(27)	(101)	(9)	(9)	(10)	(13)	(41)
GAAP external reporting	(1,795)	(2,129)	(2,036)	(2,970)	(8,930)	(1,675)	(1,390)	(1,127)	(1,080)	(5,272)
Non-controlling interest contributions (c)	123	149	74	29	375	-	-	-	-	-
Cracker JV investment contributions	(60)	(21)	(41)	(43)	(165)	(60)	(98)	(92)	(90)	(340)
	$(1,732)	$(2,001)	$(2,003)	$(2,984)	$(8,720)	$(1,735)	$(1,488)	$(1,219)	$(1,170)	$(5,612)

Reconciliation of non-GAAP disclosures to GAAP	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
Condensed Statements of Cash Flows
CASH FLOW FROM OPERATING ACTIVITIES
Continuing operations	$2,042	$2,274	$2,074	$2,481	$8,871	$566	$811	$1,026	$851	$3,254
Discontinued operations	655	593	564	385	2,197	(5)	(6)	(6)	114	97
CASH FLOW FROM INVESTING ACTIVITIES
Continuing operations	(1,894)	(1,152)	(2,123)	(1,075)	(6,244)	(2,206)	(1,683)	(1,229)	(305)	(5,423)
Discontinued operations	(479)	(563)	(619)	(565)	(2,226)	-	-	-	-	-
CASH FLOW FROM FINANCING ACTIVITIES
Continuing operations	(1,385)	(1,093)	610	(458)	(2,326)	9	1,481	-	(6)	1,484
Discontinued operations	-	-	-	124	124	-	-	-	-	-
Increase (decrease) in cash and cash equivalents	(1,061)	59	506	892	396	(1,636)	603	(209)	654	(588)
Cash and cash equivalents - beginning of period	3,393	2,332	2,391	2,897	3,393	3,789	2,153	2,756	2,547	3,789
Cash and cash equivalents - end of period	$2,332	$2,391	$2,897	$3,789	$3,789	$2,153	$2,756	$2,547	$3,201	$3,201

(a)	Other, net for 2015 represents the current cash benefit on the 2015 NOL carryback in excess of 2014 Federal tax due. 2015 includes $293 million receivable expected to be collected in 2016.
(b)	Restricted cash must be used solely to pay dividends, repurchase common stock, repay debt, or a combination of the foregoing.
(c)	Disclosed as financing cash flows in GAAP cash flow statements

Schedule 7

Occidental Petroleum Corporation

Oil & Gas Net Production Volumes Per Day by Geographical Locations

			2014					2015
NET MBOE VOLUMES PER DAY:	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
United States
Permian Resources	67	72	77	84	75	98	109	116	118	110
Permian EOR	145	144	148	150	147	145	145	144	143	145
Midcontinent & Other	71	70	69	67	70	64	60	55	51	57
Total	283	286	294	301	292	307	314	315	312	312

Latin America	31	21	31	34	29	40	42	27	39	37

Middle East / North Africa
Al Hosn	-	-	-	-	-	9	18	50	60	35
Dolphin	34	38	38	40	38	39	42	41	43	41
Oman	73	76	75	80	76	89	87	93	88	89
Qatar	68	69	69	70	69	64	65	67	69	66
Other	65	68	67	71	67	78	71	79	60	72
Total	240	251	249	261	250	279	283	330	320	303

Ongoing operations	554	558	574	596	571	626	639	672	671	652
Sold assets - Hugoton	18	6	-	-	6	-	-	-	-	-
Sold assets - Williston	19	22	21	20	20	19	19	17	9	16
Barrels of Oil Equivalent (MBOE)	591	586	595	616	597	645	658	689	680	668

NET PRODUCTION VOLUMES PER DAY BY COMMODITY:
United States
Oil (MBBL)
Permian Resources	37	40	43	51	43	62	71	74	76	71
Permian EOR	110	110	111	112	111	111	110	108	109	110
Midcontinent & Other	8	9	8	8	8	7	7	6	5	6
Total	155	159	162	171	162	180	188	188	190	187
NGLs (MBBL)
Permian Resources	11	12	13	13	12	14	15	18	18	16
Permian EOR	28	29	30	31	30	28	29	30	28	29
Midcontinent & Other	13	11	12	11	12	11	10	10	10	10
Total	52	52	55	55	54	53	54	58	56	55
Natural Gas (MMCF)
Permian Resources	115	120	121	122	120	130	136	143	143	137
Permian EOR	38	34	42	39	38	37	38	37	35	37
Midcontinent & Other	300	300	293	290	296	275	258	235	217	246
Total	453	454	456	451	454	442	432	415	395	420

Latin America
Oil (MBBL)	29	19	29	32	27	38	40	25	38	35
Natural Gas (MMCF)	12	12	12	10	11	12	10	9	8	10

Middle East / North Africa
Oil (MBBL)
Al Hosn	-	-	-	-	-	2	4	9	11	7
Dolphin	6	7	7	7	7	7	7	7	8	7
Oman	66	70	67	72	69	80	81	85	81	82
Qatar	68	69	69	70	69	64	65	67	69	66
Other	27	28	28	31	28	37	31	39	23	32
Total	167	174	171	180	173	190	188	207	192	194
NGLs (MBBL)
Al Hosn	-	-	-	-	-	2	4	14	18	10
Dolphin	6	7	7	8	7	7	8	8	8	8
Total	6	7	7	8	7	9	12	22	26	18
Natural Gas (MMCF)
Al Hosn	-	-	-	-	-	30	60	162	185	109
Dolphin	131	144	146	152	143	150	160	158	162	158
Oman	40	40	45	49	43	56	38	45	41	44
Other	231	236	235	240	236	245	240	242	222	237
Total	402	420	426	441	422	481	498	607	610	548

Schedule 8

Occidental Petroleum Corporation

Oil & Gas Sales Volumes Per Day and Realized Prices by Geographical Locations

			2014					2015
NET SALES MBOE VOLUMES PER DAY:	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD

United States	283	286	294	301	292	307	314	315	312	312

Latin America	34	26	31	34	31	38	37	36	37	37

Middle East / North Africa
Al Hosn	-	-	-	-	-	9	18	50	60	35
Dolphin	34	38	38	39	38	40	42	41	43	42
Oman	72	77	76	78	76	89	87	92	88	89
Qatar	71	66	71	68	69	67	65	62	74	67
Other	49	64	59	95	66	68	75	57	107	76
Total	226	245	244	280	249	273	287	302	372	309

Ongoing operations	543	557	569	615	572	618	638	653	721	658
Sold assets - Hugoton	18	6	-	-	6	-	-	-	-	-
Sold assets - Williston	19	22	21	20	20	19	19	17	9	16
Barrels of Oil Equivalent (MBOE)	580	585	590	635	598	637	657	670	730	674

REALIZED PRICES
United States
Oil ($/BBL)	$92.56	$93.70	$87.43	$66.46	$84.73	$43.66	$52.64	$44.48	$39.19	$45.04
NGLs ($/BBL)	$42.06	$42.17	$39.32	$27.67	$37.79	$17.32	$17.32	$13.72	$13.27	$15.35
Natural Gas ($/MCF)	$4.39	$4.15	$3.74	$3.56	$3.97	$2.49	$2.09	$2.24	$1.75	$2.15

Latin America
Oil (MBBL)	$98.53	$101.30	$92.16	$63.93	$88.00	$47.70	$55.19	$42.46	$32.75	$44.49
Natural Gas (MMCF)	$10.81	$10.99	$9.88	$3.19	$8.94	$4.53	$5.49	$5.67	$5.28	$5.20

Middle East / North Africa
Oil ($/BBL)	$104.65	$105.15	$102.19	$77.80	$96.34	$53.98	$56.48	$52.53	$39.14	$49.65
NGLs ($/BBL)	$38.43	$32.00	$29.70	$25.37	$30.98	$21.57	$21.38	$17.12	$15.62	$17.88

Total Worldwide
Oil ($/BBL)	$98.14	$99.30	$94.26	$71.58	$90.13	$48.50	$54.55	$47.78	$38.68	$47.10
NGLs ($/BBL)	$41.70	$40.98	$38.20	$27.39	$37.01	$17.96	$18.06	$14.68	$14.02	$15.96
Natural Gas ($/MCF)	$2.90	$2.68	$2.42	$2.21	$2.55	$1.66	$1.48	$1.51	$1.32	$1.49

Index Prices
WTI Oil ($/BBL)	$98.68	$102.99	$97.17	$73.15	$93.00	$48.63	$57.94	$46.43	$42.18	$48.80
Brent Oil ($/BBL)	$107.90	$109.77	$103.39	$76.98	$99.51	$55.17	$63.50	$51.17	$44.71	$53.64
NYMEX Natural Gas ($/MCF)	$4.66	$4.55	$4.17	$3.99	$4.34	$3.07	$2.73	$2.78	$2.44	$2.75

Percentage of Index Prices
Worldwide oil as a percentage of WTI	99%	96%	97%	98%	97%	100%	94%	103%	92%	97%
Worldwide oil as a percentage of Brent	91%	90%	91%	93%	91%	88%	86%	93%	87%	88%
Worldwide NGL as a percentage of WTI	42%	40%	39%	37%	40%	37%	31%	32%	33%	33%
Worldwide NGL as a percentage of Brent	39%	37%	37%	36%	37%	33%	28%	29%	31%	30%
Domestic gas as a percentage of NYMEX	94%	91%	90%	89%	91%	81%	77%	81%	72%	78%

Schedule 9

Occidental Petroleum Corporation

Oil and Gas Costs

			2014					2015
	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD

Cash operating expenses ($/BOE)
United States	$13.67	$14.63	$14.89	$14.94	$14.54	$14.46	$13.04	$13.10	$11.94	$13.13
Latin America	$15.28	$21.05	$15.84	$13.90	$16.25	$9.95	$11.99	$13.60	$12.39	$11.93
Middle East/North Africa	$11.55	$10.87	$11.30	$13.35	$11.83	$12.51	$11.03	$8.72	$8.01	$9.87
Total Oil and Gas	$12.94	$13.34	$13.45	$14.18	$13.50	$13.36	$12.10	$11.15	$9.95	$11.57

Taxes other than on income ($/BOE)
United States	$4.96	$4.76	$4.36	$3.86	$4.48	$3.14	$3.30	$2.36	$1.46	$2.57
Total Oil and Gas	$2.83	$2.66	$2.42	$1.96	$2.45	$1.63	$1.85	$1.20	$0.67	$1.32

DD&A expense ($/BOE)
United States	$17.46	$18.13	$18.63	$18.81	$18.26	$17.12	$17.82	$18.24	$17.32	$17.63
Latin America	$13.65	$14.73	$13.73	$14.22	$14.14	$14.05	$14.66	$14.61	$14.87	$14.54
Middle East/North Africa	$14.59	$14.91	$15.13	$17.73	$15.68	$13.41	$14.20	$12.36	$15.68	$14.02
Total Oil and Gas	$16.12	$16.64	$16.90	$18.09	$16.97	$15.35	$16.06	$15.39	$16.36	$15.81

G&A and other operating expenses ($/BOE)	$3.62	$4.23	$4.12	$3.68	$3.91	$3.58	$3.57	$2.88	$2.69	$3.15

Exploration Expense ($ millions)
United States	$10	$14	$11	$35	$70	$5	$6	$3	$5	$19
Latin America	-	-	-	4	4	-	-	-	2	2
Middle East/North Africa	14	25	17	20	76	3	4	2	6	15
	$24	$39	$28	$59	$150	$8	$10	$5	$13	$36

Schedule 10

Occidental Petroleum Corporation

Segment Core Income Pre-tax Variance Roll-forwards

(Amounts in millions)

			2014					2015
	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
Quarter-over-Quarter
Oil & Gas
Prior quarter core income	$1,752	$1,719	$1,703	$1,571		$736	$57	$324	$162
Sales price	27	13	(182)	(845)		(934)	217	(261)	(347)
Sales volume	(146)	49	43	173		10	28	(14)	39
Operating expenses	66	(34)	(19)	(100)		101	30	45	13
DD&A rate	(30)	(10)	4	(14)		123	(5)	5	23
Exploration expense	1	(15)	11	(37)		52	(3)	5	(8)
All others	49	(19)	11	(12)		(31)	-	58	12
Current quarter core income	$1,719	$1,703	$1,571	$736		$57	$324	$162	$(106)

Chemical
Prior quarter core income	$128	$136	$133	$140		$160	$139	$136	$174
Sales price	11	24	9	(30)		(92)	2	(42)	(37)
Sales volume / mix	41	(2)	(6)	4		(26)	16	(8)	(22)
Operations / manufacturing	(39)	(17)	(1)	56		89	(20)	80	10
All others	(5)	(8)	5	(10)		8	(1)	8	(9)
Current quarter core income	$136	$133	$140	$160		$139	$136	$174	$116

Midstream and Marketing
Prior quarter core income	$106	$96	$130	$155		$168	$(5)	$84	$31
Marketing	(26)	31	13	11		(73)	59	(91)	(57)
Gas plants	53	(6)	-	(26)		(14)	1	(2)	16
Pipelines	(51)	17	7	27		(83)	29	23	(23)
Power generation	17	(3)	3	(9)		(3)	-	17	(12)
All others	(3)	(5)	2	10		-	-	-	-
Current quarter core income	$96	$130	$155	$168		$(5)	$84	$31	$(45)

Year-over-Year
Oil & Gas
Prior year core income	$1,542	$1,751	$1,973	$1,752	$7,018	$1,719	$1,703	$1,571	$736	$5,729
Sales price	136	124	(291)	(1,024)	(1,055)	(1,923)	(1,714)	(1,768)	(1,320)	(6,725)
Sales volume	61	(96)	(50)	104	19	210	247	163	216	836
Operating expenses	6	(40)	(36)	(86)	(156)	(51)	6	83	116	154
DD&A rate	(34)	(49)	(41)	4	(120)	102	84	87	84	357
Exploration expense	6	19	(1)	(35)	(11)	19	28	22	47	116
All others	2	(6)	17	21	34	(19)	(30)	4	15	(30)
Current quarter core income	$1,719	$1,703	$1,571	$736	$5,729	$57	$324	$162	$(106)	$437

Chemical
Prior year core income	$159	$144	$181	$128	$612	$136	$133	$140	$160	$569
Sales price	(31)	(5)	7	6	(23)	(88)	(115)	(181)	(177)	(561)
Sales volume / mix	43	29	9	21	102	(44)	(29)	1	(46)	(118)
Operations / manufacturing	(19)	(36)	(65)	13	(107)	145	146	213	174	678
All others	(16)	1	8	(8)	(15)	(10)	1	1	5	(3)
Current quarter core income	$136	$133	$140	$160	$569	$139	$136	$174	$116	$565

Midstream and Marketing
Prior year core income	$183	$123	$125	$106	$537	$96	$130	$155	$168	$549
Marketing	(99)	(9)	43	27	(38)	(21)	7	(98)	(165)	(277)
Gas plants	-	9	7	22	38	(41)	(33)	(35)	3	(106)
Pipelines	6	6	(19)	(7)	(14)	(26)	(15)	6	(45)	(80)
Power generation	8	5	3	7	23	(12)	(11)	4	-	(19)
All others	(2)	(4)	(4)	13	3	(1)	6	(1)	(6)	(2)
Current quarter core income	$96	$130	$155	$168	$549	$(5)	$84	$31	$(45)	$65

Schedule 11